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                                                                    EXHIBIT 10.3

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT (this "AGREEMENT") is made and entered into this 27th day of April, 2005, by and among WORLD AIR HOLDINGS, INC., a Delaware corporation (the "PURCHASER"). DAN MCKINNON, AS TRUSTEE OF THE DAN AND JANICE MCKINNON FAMILY TRUST DATED JANUARY 15, 2005 (the "SELLER"), and SUNTRUST BANK, a Georgia banking corporation, as escrow agent (the "ESCROW AGENT").

                                   BACKGROUND

      A. Contemporaneously with the execution and delivery hereof, Purchaser, North American Airlines, Inc., a Delaware corporation ("NAA"), Seller, and Dan McKinnon, an individual, are consummating the transactions contemplated by that certain Stock Purchase Agreement dated as of April 27, 2005 (the "PURCHASE AGREEMENT"), pursuant to which the Seller is selling, transferring, conveying, assigning and delivering to the Purchaser one hundred percent (100%) of the issued and outstanding capital stock of NAA, and in connection therewith, the Seller received consideration in the form of cash and a promissory note.

      B. The Purchase Agreement contemplates the establishment of a fund to satisfy certain potential obligations of the Seller with respect to indemnification pursuant to Article IX of the Purchase Agreement.

      C. Escrow Agent agrees to accept the Escrow Fund (as defined herein) and to hold, administer and distribute the Escrow Fund in accordance with the terms and conditions set forth herein.

      D. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Purchase Agreement.

                                    AGREEMENT

      For and in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Appointment of Escrow Agent. The Purchaser and the Seller hereby designate and appoint Escrow Agent to serve as escrow agent and Escrow Agent hereby confirms its agreement to act as escrow agent upon the terms, conditions and provisions of this Agreement.

      2. Creation of Escrow Fund.

            (a) As contemplated in Section 2.3 of the Purchase Agreement, Purchaser is depositing with Escrow Agent an amount equal to Two Hundred Fifty Thousand Dollars and No Cents ($250,000.00) in immediately available funds (said sum as reduced by any disbursements, amounts distributed under Section 5 hereof, or losses on investments, is herein referred to as the "ESCROW FUND"). Unless instructed otherwise in writing, the Escrow Agent shall invest the Escrow Fund in the STI Classic U.S. Treasury Securities Money Market Fund. Notwithstanding

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anything to the contrary herein provided, the Escrow Agent shall have no duty to prepare or file any Federal or state tax report or return with respect to the Escrow Fund or any income earned thereon. The Seller shall bear the cost of the investment fees in connection herewith.

            (b) The Escrow Agent shall invest the Escrow Fund pursuant to the written instructions of the Seller in (i) investments in commercial paper maturing in 270 days or less from the date of issuance which, at the time of acquisition by the Escrow Agent, is rated Al or better by Standard & Poor's Corporation or P1 or better by Moody's Investors Service, Inc.; (ii) investments in direct obligations of the United States of America, or any agency or instrumentality of the United States of America, the payment or guarantee of which constitutes a full faith and credit obligation of the United States of America, in either case, maturing in twelve months or less from the date of acquisition thereof; (iii) investments in repurchase agreements, banker's acceptances, certificates of deposit and time deposits, in each case maturing within one year from the date of origin, issued by a bank or trust company organized under the laws of the United States or any state thereof, having at the date of the acquisition by the Escrow Agent capital, surplus and undivided profits aggregating at least $500,000,000; or (iv) the STI Classic U.S. Treasury Securities Money Market Fund (or any similar money market fund approved by Escrow Agent, Seller and Purchaser), as directed by Seller in writing. Any income earned on such investments shall be paid by Escrow Agent to the Seller not less often than monthly. The Escrow Fund is to be held, administered and paid by the Escrow Agent as provided herein. The Escrow Agent acknowledges receipt of the Escrow Fund and agrees to hold, administer and pay the same in accordance with the terms of this Agreement and to not permit any withdrawal thereof except pursuant to the terms hereof.

      3. Purpose of Escrow Fund. The Escrow Fund has been established for the purpose of providing a source of funds to pay indemnification claims made by the Purchaser under Article IX of the Purchase Agreement.

      4. Notices Directing Distribution of Escrow Fund. As used herein, the term "NOTICE OF DISTRIBUTION" means a certificate executed jointly by the Purchaser and the Seller and delivered to Escrow Agent, specifying the disposition to be made of the Escrow Fund in accordance with the provisions of Article IX of the Purchase Agreement.

      5. Disposition of Escrow Fund.

            (a) Escrow Agent shall pay and disburse the Escrow Fund as follows:

                (i) To Purchaser, as specified in any Notice of Distribution received by Escrow Agent; or

                (ii) To Seller, as specified in any Notice of Distribution received by Escrow Agent.

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            (b) Further, income earned on the Escrow Fund shall be distributed to Seller at least monthly, as provided in Section 2(b) of this Escrow
Agreement;

            (c) All disbursements hereunder pursuant to Section 5(a)(i) or 5(a)(ii) shall be made by the Escrow Agent within two (2) business days following Escrow Agent's receipt of a Notice of Distribution, as contemplated in
Section 5(a) above.

      6. The Escrow Agent's Duties. The Escrow Agent shall be obligated to perform only such duties as are expressly set forth in this Agreement, and shall not be required, in carrying out its duties under this Agreement, to take notice of or refer to any other document or agreement, including the Purchase Agreement. The provisions of this Section 6 shall survive the resignation or removal of the Escrow Agent or the termination of this Agreement.

      7. The Escrow Agent's Fees and Expenses. The Purchaser agrees to (i) pay or reimburse the Escrow Agent for its attorney's fees and expenses incurred in connection with the preparation of this Escrow Agreement, and (ii) pay the Escrow Agent's compensation for its services hereunder in accordance with the fee schedule attached hereto as Exhibit A and made a part hereof, which may be subject to change hereafter by the Escrow Agent on an annual basis. The Purchaser agrees to reimburse the Escrow Agent on demand for all costs and expenses incurred in connection with the administration of this Escrow Agreement or the escrow created hereby or the performance or observance of its duties hereunder which are in excess of its compensation for normal services hereunder, including without limitation payment of any legal fees and expenses incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder.

      8. Provisions Relating To The Escrow Agent.

            (a) The Escrow Agent shall not be liable for any action or omission hereunder, except for its own gross negligence or willful misconduct. Further, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, Purchaser agrees to indemnify and hold harmless the Escrow Agent and each of its officers, directors, employees and agents (and any successor escrow agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising directly or indirectly out of or in connection with this Agreement or the Escrow Agent's undertaking to serve as escrow agent hereunder. As between the parties hereto other than the Escrow Agent, if Seller's acts or omissions give rise to the above-mentioned indemnity obligation to the Escrow Agent, then Seller shall reimburse Purchaser for any expense incurred by Purchaser in connection with the indemnity of Escrow Agent. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including, without limitation, any liability for any delays (not resulting from its own gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Fund, or any loss of interest incident to any such delays.

            (b) Provided that the Escrow Agent acts in good faith, the Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the

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correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it in good faith to be genuine and provided that it believes in good faith that the person executing such instrument has been authorized to do so. The Escrow Agent may conclusively assume that the undersigned representative of any party hereto which is an entity other than a natural person has full power and authority to instruct the Escrow Agent on behalf of that party unless written notice to the contrary is delivered to the Escrow Agent.

            (c) The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall be fully protected and not be liable for any action taken or omitted by it in good faith in accordance with such advice.

            (d) Any payments of income from the Escrow Fund shall be subject to withholding regulations then in force with respect to United States taxes. The Seller will provide the Escrow Agent with appropriate Internal Revenue Service Forms W-9 for tax identification number certification or non-resident alien certifications. The Escrow Agent shall have no duty or obligation with respect to the preparation or the filing of any report or return pertaining to any state or Federal taxation. The Seller agrees that, for purposes of federal and state income taxes, the Seller will report all income, if any, that is earned on, or derived from, the Escrow Fund as its income in the taxable year or years in which such income is properly includable and pay any taxes attributable thereto.

            (e) In the event of any disagreement between the Purchaser on the one hand, and the Seller on the other hand, or any other dispute or disagreement resulting in adverse claims or demands being made in connection with the Escrow Fund or this Agreement or in the event that the Escrow Agent is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to (i) retain the Escrow Fund until the Escrow Agent shall have received (A) a final non-appealable order of an arbitrator or a court of competent jurisdiction directing delivery of the Escrow Fund, or (B) Notice of Distribution directing delivery of the Escrow Fund, in which event the Escrow Agent shall disburse the Escrow Fund in accordance with such Notice of Distribution; or (ii) tender into the registry or custody of any court of competent jurisdiction any part or all of the Escrow Fund, in which case the Escrow Agent shall thereupon be discharged from all further duties as escrow agent under this Agreement. Any court order shall be accompanied by a legal opinion by counsel for the presenting party reasonably satisfactory to the Escrow Agent to the effect that the order is final and non-appealable. The Escrow Agent may rely conclusively and without inquiry on the validity and genuineness of any such court order and opinion furnished to the Escrow Agent and shall act in accordance with such court order and legal opinion without further question.

            (f) The provisions of this Section 8 shall survive the resignation or removal of the Escrow Agent or the termination of this Agreement.

      9. Resignation of the Escrow Agent. The Escrow Agent may at any time resign as escrow agent hereunder by giving thirty (30) days' prior written notice of resignation to the Purchaser and the Seller. Prior to the effective date of the resignation as specified in such notice, the Purchaser and the Seller will issue to the Escrow Agent joint written instructions directing redelivery of all property held pursuant to this Agreement to a bank or trust company which they

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mutually select. If, however, the Purchaser and the Seller shall fail to name such a successor escrow agent within twenty (20) days after the notice of resignation from the Escrow Agent, the Escrow Agent may (i) apply to a court of competent jurisdiction for appointment of a successor escrow agent, or (ii) deposit all property held pursuant to this Agreement into the registry of a court of proper jurisdiction, and in either such case the Escrow Agent shall thereupon be relieved of any further obligation under this Agreement. Any such successor escrow agent must agree to be and shall be bound by, and shall have all the rights, duties and responsibilities of the Escrow Agent under this Agreement. Such resignation shall not deprive the Escrow Agent of its compensation earned prior to such resignation, the Escrow Agent's right to reimbursement of expenses, or the Escrow Agent's rights to the indemnification provided for in Section 8 hereof.

      10. Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

      If to the Seller:

            1125 Pacific Beach Drive, Unit 101
            San Diego, California 92109
            Attention:  Mr. Dan McKinnon
            Telecopier: (858) 270-7073
            Tax ID#     __________________

      with a copy (which shall not constitute notice) to:

            Selzer Caplan McMahon Vitek
            750 "B" Street, Suite 2100
            San Diego, California 92101
            Attention:  Mr. John H. Alspaugh
            Telecopier: (619) 702-6813

      If to Purchaser:

            World Air Holdings, Inc.
            The HLH Building
            101 World Drive
            Peachtree City, Georgia 30269
            Attn:       General Counsel
            Telecopier: (770) 632-8005
            Tax ID#     __________________

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      With a copy (which shall not constitute notice) to:

            Powell Goldstein LLP
            One Atlantic Center, Fourteenth Floor
            1201 West Peachtree Street, NW
            Atlanta, Georgia 30309-3488
            Attn:       Mr. Thomas R. McNeill
            Telecopier: (404) 572-6999

      If to Escrow Agent, to:

            SunTrust Bank
            Corporate Trust Department
            25 Park Place, 24th Floor
            Atlanta, Georgia 30303-2900
            Attn:      Ms. Olga Warren
            Telephone: (404) 588-7262
            Facsimile: (404) 588-7335

      11. Governing Law. This Agreement shall be governed by the laws of the State of Georgia, without regard to such State's conflicts of law principles.

      12. Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Georgia, County of Fulton, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Georgia, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

      13. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will be deemed to constitute one and the same instrument.

      14. Section Headings. The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

      15. Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation

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of the claim or right unless in writing signed by the other parties; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

      16. Exclusive Agreement and Modification. This Agreement supersedes all prior agreements among the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement, as between the parties other than the Escrow Agent) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the Purchaser, the Seller, and the Escrow Agent.

      17. Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of each other Party.

            [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal as of the day and year first written above.

                               PURCHASER:

                               WORLD AIR HOLDINGS, INC.

                               By: /s/ Randy J. Martinez                 (SEAL)
                                   --------------------------------------
                               Name: Randy J. Martinez
                               Title: CEO & President
                               Tax ID#: ______________________________________

                               SELLER:

                               /s/ Dan McKinnon                          (SEAL)
                               ------------------------------------------
                               Dan McKinnon
                               As Trustee of the Dan and Janice McKinnon Family Trust dated January 15, 2005
                               Tax ID#: ______________________________________

                               ESCROW AGENT:

                               SUNTRUST BANK

                               By: /s/ Olga Warren                       (SEAL)
                                   --------------------------------------
                               Name: OLGA WARREN
                               Title: FIRST VICE PRESIDENT

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                                    EXHIBIT A

                   SCHEDULE OF FEES FOR ESCROW AGENT SERVICES

      The annual fee of [___________________________ DOLLARS ($_______________)]
[PENDING CONFIRMATION] for administering this Escrow Agreement is payable in advance at the time of closing and, if applicable, will be invoiced each year to the appropriate party(ies) on the anniversary date of the closing of the Escrow Agreement.

      Out of pocket expenses such as, but not limited, to postage, courier, overnight mail, insurance, money wire transfer, long distance telephone charges, facsimile, stationery, travel, legal or accounting, etc., will be billed at cost.

      These fees do not include extraordinary services which will be priced according to time and scope of duties. The fees shall be deemed earned in full upon receipt by the Escrow Agent, and no portion shall be refundable for any reason, including without limitation, termination of the Escrow Agreement.

      It is acknowledged that the schedule of fees shown above are acceptable for the services mutually agreed upon and the undersigned authorizes the Escrow Agent to perform said services.